                             1999 SEMIANNUAL REPORT


                                  OPPENHEIMER

                                  MULTI-SECTOR
                                  INCOME TRUST

                                 APRIL 30, 1999

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:

During the past six-month period, high yield bonds and emerging market securities generally posted strong comebacks, while U.S. Treasury bonds lost value after soaring last fall. The Trust's disciplined strategy of sector diversification enabled us to participate in some of the rebound in previously out-of-favor sectors.

As a result, Oppenheimer Multi-Sector Income Trust continued to post a strong dividend return of 8.98% as of April 30, 1999. At the same time, the Trust's six-month cumulative total return at net asset value was 6.73%, which represents the sum of the dividend income and the change in value of the underlying bond portfolio. Its six-month cumulative total return at market value was -2.25%, which represents the change in share price on the New York Stock Exchange.(1)


INVESTMENT BREAKDOWN:
OPPENHEIMER MULTI-SECTOR INCOME
TRUST AS OF 4/30/99:(2)

[PIE CHART]

 -  Corporate:         38.0%
 -  International:     29.5%
 -  Mortgage-Backed:   18.4%
 -  U.S. Government:   10.5%
 -  Convertible:        2.6%
 -  Money Market:       1.0%

Fed Restores Confidence

The U.S. Federal Reserve Board is widely credited for helping to restore confidence in the global markets after Russia defaulted on its debt obligations last August. Between September and November, the Fed lowered the federal funds rate--the interest rate charged on overnight loans to member banks--from 5.50% to 4.75%. Shortly thereafter, central banks around the world followed suit.

Many emerging market debt and domestic high yield bonds, which had been battered by negative sentiment during the peak of the Asian economic crisis last fall, staged a recovery during the six months that ended April 30, 1999. The Trust's emphasis in these two sectors was beneficial to the performance.

U.S. Treasury securities, which had benefited greatly from the global investor's desire for safety and liquidity amidst the turbulence, began to fall in price as the crisis eased. Yields, which move inversely to bond prices, rose from about 4.7% on the 30-year Treasury bond to a peak of about 5.6% during the six-month period. Fortunately, our portfolio of Treasury bonds had a shorter than average "duration," which means that rising yields (and declining price) didn't negatively affect the Trust's value as much as it did our peers.

Another positive factor, particularly in early 1999, has been the portfolio's holdings of mortgage-backed securities, which typically outperform Treasury bonds in a rising interest rate environment. Mortgages generally offer higher yields than Treasury securities to compensate investors for prepayment risk, in which homeowners are likely to refinance when interest rates fall. However, because borrowers are not as likely to do so when interest rates are rising, mortgage securities tend to hold their value in that type of environment.



Because of ongoing market volatility, the Trust's performance may be subject to substantial short-term changes. For updates on the Trust's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Total returns are based on changes in net asset value and market value, respectively, per share from 10/31/98 to 4/30/99 without deducting any sales charges or brokerage costs. Such performance is not annualized and would have been lower if sales charges and brokerage costs were taken into account. Dividend return is determined by annualizing the April 1999 dividend of $0.065 and dividing by the closing market price on the New York Stock Exchange of $8.69 per share on 4/23/99 (payment date). Past performance does not guarantee future results.

2. Portfolio composition is subject to change. Chart is based on total investments at market value.

High Yield Bounces Back

Domestic high yield bonds, the largest component of the portfolio, performed very well during the six-month period that ended April 30, 1999. We invested heavily in this sector because we believed that the massive sell-off of these securities that occurred in 1998 was incorrectly anticipating high bond default rates that would result from a poor economy. The strategy benefited the Trust's performance during the past six months, as it became clear that the U.S. economy was not sliding into a recession.

Indeed, the buoyant stock market resulting from a better-than-expected economy has also boosted high yield bonds. Many investment-grade companies took advantage of the high value of their stock to acquire noninvestment-grade issuers of high yield debt. By doing so, the credit ratings of the acquired companies were revised upward, causing price appreciation in our holdings.

Euro Weakness

Because of the strengthening U.S. dollar and the weakening euro, the performance of European assets was poor during the period. Europe's economies continue to lag the strong U.S. business environment. And so, the European Central Bank recently reduced short-term interest rates from 3% to 2.5% in an attempt to stimulate the economy. However, we believe that the U.S. Federal Reserve Board is unlikely to lower interest rates any further. As a result, we expect that the demand for U.S. currency will increase, as capital leaves Europe in search of higher yields.

Asia: Selective Recovery

Securities in the Japanese bond market generally do not offer enough yield to meet the Trust's investment objectives, so our holdings in Japan are minimal. We also have little exposure to the rest of Asia with the exception of Korea, where our significant bond holdings have performed well.

Latin America: Currency Troubles

In Brazil, we have relatively few holdings because we believe that the government must more aggressively address fiscal problems such as its budget deficit. However, Brazilian bonds performed surprisingly well in early 1999, despite a severe devaluation of the country's currency in January, as investor sentiment for Latin American debt improved.

Eastern Europe: War Casts a Shadow

The war in Kosovo has put some pressure on emerging market debt in Eastern Europe. For example, reduced trade has hurt the finances of Yugoslavia, however, we expect that many of these concerns should abate as the conflict ebbs.

Outlook: Confident

We are optimistic about the domestic high yield bond market because we believe that the U.S. economy will continue to perform well. As a measure of our optimism, we are diversifying into issues from chemical, paper and other industrial companies that would benefit from a global recovery. Meanwhile, we continue to generally keep the duration of our Treasury bond portfolio short because we believe the prospects of an end to low inflation will increase. Expectations of higher inflation negatively impact the portfolio because bond prices erode in value as interest rates increase.

Globally, our belief is that the euro currency will stabilize later in 1999, making European bonds more attractive. In Asia, we expect to continue to maintain a low profile due to inadequate yields in Japan and the relatively light bond issuance from other countries. Because of the country's continuing fiscal problems, we believe that Brazilian debt will be volatile and we'll generally continue to de-emphasize Latin America's largest country.

In summary, we intend to maintain the broadly diversified investment approach that has helped us take advantage of improving markets over the past six months. In our view, maintaining a disciplined long-term approach is part of what makes Oppenheimer Multi-Sector Income Trust part of The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Oppenheimer Multi-Sector Income Trust

May 21, 1999

STATEMENT OF INVESTMENTS April 30, 1999 (Unaudited)
Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
U.S. GOVERNMENT SECTOR -- 10.1%
U.S. Treasury Bonds:
  6.375%, 8/15/27........................................................         $18,700,000               $19,938,875
  11.875%, 11/15/03......................................................           3,500,000                 4,405,625
  STRIPS, 5.99%, 11/15/18(2).............................................           1,100,000                   340,136
U.S. Treasury Nts.:
  5.875%, 11/15/05.......................................................           3,000,000                 3,084,375
  6.50%, 8/15/05.........................................................           1,900,000                 2,014,000
                                                                                                            -----------
Total U.S. Government Obligations (Cost $31,155,554)                                                         29,783,011
                                                                                                            -----------

                                                                                   Shares
                                                                                -------------
CONVERTIBLE SECTOR -- 2.5%
PREFERRED STOCKS -- 2.0%
CGA Group Ltd., Preferred Stock, Series A(3)(4)..........................              39,531                   988,275
Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable
  Preferred Stock, Series B, Non-Vtg.(4).................................                 219                   239,257
Dobson Communications Corp.:
  12.25% Sr. Exchangeable(4).............................................                 579                   586,238
  13% Sr. Exchangeable(5)(6)(7)..........................................                 300                   300,000
e.spire Communications, Inc., 12.75% Jr. Redeemable
  Preferred Stock, Non-Vtg.(4)...........................................                 469                   252,088
Eagle-Picher Holdings, Inc., Cum. Exchangeable, Series B,
  3/1/08, Non-Vtg.(7)....................................................               4,000                   213,000
Global Crossing Ltd., 10.50% Sr. Exchangeable Preferred, 12/1/08(7)......               4,000                   465,000
Intermedia Communications, Inc., 13.50%
  Exchangeable, Series B(4)..............................................                 768                   831,360
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
  Exchangeable Preferred Stock, Non-Vtg.(4)..............................               2,788                   103,853
Nextel Communications, Inc., 11.125% Preferred, Series E,
  Non-Vtg.(4)............................................................                 346                   384,925
NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(4).....................               8,000                   434,000
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
  Non-Vtg.(4)............................................................                  21                   177,975
Petroleum Heat & Power Co., Inc., 2.75% Jr. Cv., Series A,
  Non-Vtg.(7)............................................................               1,687                     2,952
SD Warren Co., 14% Cum. Exchangeable, Series B, Non-Vtg.(7)..............              12,000                   633,000
Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable,
  Non-Vtg.(4)(6).........................................................                 214                   229,515
                                                                                                            -----------
                                                                                                              5,841,438
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                    Shares                   See Note 1
                                                                                -------------                ----------
OTHER SECURITIES -- 0.1%
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg.................             400,000               $   187,000
Viatel, Inc., 10% Cv., Series A(4).......................................                 311                    74,718
                                                                                                            -----------
                                                                                                                261,718
                                                                                                            -----------
                                                                                    Units
                                                                                -------------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.4%
American Telecasting, Inc. Wts., Exp. 6/99(3)............................               4,750                        47
Ames Department Stores, Inc., Litigation Trust(3)........................             128,889                     1,289
Becker Gaming, Inc. Wts., Exp. 11/00(3)..................................              25,000                       250
CellNet Data Systems, Inc. Wts., Exp. 10/07(6)...........................                 404                     1,565
CGA Group Ltd. Wts., Exp. 12/49(3).......................................              32,000                     9,600
Clearnet Communications, Inc. Wts., Exp. 9/05............................                 330                     2,104
Concentric Network Corp. Wts., Exp. 12/07(3).............................                 600                   170,475
Covad Communications Group, Inc. Wts., Exp. 3/08(3)......................                 320                   413,440
e.spire Communications, Inc. Wts., Exp. 11/05............................                 700                    61,516
FirstWorld Communications, Inc. Wts., Exp. 4/08(3).......................                 750                    37,500
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(3)........................               1,000                     9,875
Globix Corp. Wts., Exp. 5/05(3)..........................................                 600                    57,000
Gothic Energy Corp. Wts.:
  Exp. 1/03..............................................................               6,053                        --
  Exp. 1/03(3)...........................................................               3,455                        35
  Exp. 9/04(3)...........................................................              10,150                    11,419
ICG Communications, Inc. Wts., Exp. 9/05(3)..............................               4,125                    65,474
In-Flight Phone Corp. Wts., Exp. 8/02....................................                 900                        --
KMC Telecom Holdings, Inc. Wts., Exp. 4/08(3)............................                 920                     2,415
Long Distance International, Inc. Wts., Exp. 4/08(3).....................                 400                     1,000
Loral Space & Communications Ltd. Wts., Exp. 1/07(3).....................                 975                    11,822
Millenium Seacarriers, Inc. Wts., Exp. 7/05(3)...........................                 700                     4,375
Price Communications Corp. Wts., Exp. 8/07(3)............................               4,300                   236,500
Protection One, Inc. Wts., Exp. 6/05(3)..................................               6,400                    76,800
WAM!NET, Inc. Wts., Exp. 3/05(3).........................................               1,500                    23,062
Wireless One, Inc. Wts., Exp. 10/00(3)...................................               1,500                        15
                                                                                                            -----------
                                                                                                              1,197,578
                                                                                                            -----------
Total Convertible Sector (Cost $6,493,140)                                                                    7,300,734
                                                                                                            -----------



CORPORATE SECTOR -- 36.8%                                                          Shares
COMMON STOCKS -- 0.0%                                                           -------------
Capital Gaming International, Inc.(7)....................................                  18                        --
Intermedia Communications, Inc.(7).......................................                 757                    24,366
Optel, Inc.(7)...........................................................                 815                         8
                                                                                                            -----------
                                                                                                                 24,374
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
CORPORATE BONDS AND NOTES -- 35.0%
Aerospace/Defense -- 2.1%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05.....................          $1,000,000                $1,036,250
Amtran, Inc., 10.50% Sr. Nts., 8/1/04....................................             850,000                   885,062
Atlas Air, Inc.:
  9.25% Sr. Nts., 4/15/08(3).............................................             675,000                   673,312
  9.375% Sr. Nts., 11/15/06..............................................             800,000                   805,000
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08..................           1,000,000                 1,072,500
Constellation Finance LLC, 9.80% Airline Receivable
  Asset-Backed Nts., Series 1997-1, 1/1/01(3)............................             500,000                   485,000
Decrane Aircraft Holdings, Inc., Units (each unit consists of
  $1,000 principal amount of 12% sr. sub. nts., 9/30/08 and
  one warrant to purchase 1.55 shares of common stock)(6)(8).............             800,000                   805,000
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
  Series 1997-A, Cl. B, 6/15/04(3).......................................             440,484                   463,831
                                                                                                            -----------
                                                                                                              6,225,955
                                                                                                            -----------

Chemicals -- 0.5%
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07...............             300,000                   297,750
ICO, Inc., 10.375% Sr. Nts., 6/1/07......................................             475,000                   346,750
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07..............             200,000                   171,500
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
  Series B, 8/1/07.......................................................             600,000                   627,000
                                                                                                            -----------
                                                                                                              1,443,000
                                                                                                            -----------
Consumer Durables -- 0.1%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts.,
  Series B, 11/15/07.....................................................             400,000                   398,000
                                                                                                            -----------

Consumer Non-Durables -- 1.8%
AKI Holdings, Inc., 10.50% Sr. Unsec. Nts., 7/1/08.......................             600,000                   591,000
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05..........             340,000                   209,100
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08...........             400,000                   410,000
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03..............             370,000                   376,012
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(6)..............             500,000                   495,000
Globe Manufacturing, Inc., 10% Sr. Sub. Nts., 8/1/08.....................             400,000                   330,000
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08............             360,000                   369,000
Revlon Consumer Products Corp.:
  8.625% Sr. Unsec. Sub. Nts., 2/1/08....................................             800,000                   764,000
  9% Sr. Nts., 11/1/06...................................................             775,000                   790,500
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
  Series B, 14.44%, 3/15/01(2)...........................................             270,000                   176,850

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Consumer Non-Durables (continued)
Salton/Maxim Housewares, Inc., 10.75% Sr. Sub. Nts., 12/15/05............            $400,000                $  422,500
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08...........             400,000                   393,000
                                                                                                            -----------
                                                                                                              5,326,962
                                                                                                            -----------
Energy -- 1.5%
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07......             845,000                   736,206
Dailey International, Inc., 9.50% Sr. Unsec. Nts., Series B, 2/15/08.....             400,000                   126,000
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08.......................             400,000                   366,000
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(6)......             250,000                   216,250
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08........             380,000                   207,100
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(9).......             180,000                    63,450
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08.........             700,000                   729,750
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07.........................             790,000                   762,350
Statia Terminals International/Statia Terminals (Canada), Inc.,
  11.75% First Mtg. Nts., Series B, 11/15/03.............................             200,000                   221,500
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07.........................             535,000                   544,362
Universal Compression Holdings, Inc., 0%/9.875% Sr.
  Disc. Nts., 2/15/08(10)................................................             700,000                   458,500
                                                                                                            -----------
                                                                                                              4,431,468
                                                                                                            -----------

Financial -- 0.7%
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts.,
  6/1/06(3)..............................................................             300,000                   307,500
RBF Finance Co., 11% Sec. Nts., 3/15/06(6)...............................             500,000                   525,000
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
  Series B, 4/1/08.......................................................             865,000                   843,375
Veritas Capital Trust, 10% Nts., 1/1/28..................................             525,000                   473,812
                                                                                                            -----------
                                                                                                              2,149,687
                                                                                                            -----------

Food & Drug -- 0.5%
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02.........................             300,000                   171,000
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07.............             640,000                   622,400
Pathmark Stores, Inc.:
  0%/10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(3)(10)................             515,000                   515,000
  12.625% Sub. Nts., 6/15/02.............................................             200,000                   206,500
                                                                                                            -----------
                                                                                                              1,514,900
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------

Food/Tobacco -- 0.7%

Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08................          $  200,000                $  210,000
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts.,
  Series B, 12/15/07(10).................................................             327,000                   250,972
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06...........             500,000                   545,625
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05..............             650,000                   663,000
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10.....................             100,000                    86,500
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08.............             400,000                   386,000
                                                                                                            -----------
                                                                                                              2,142,097
                                                                                                            -----------
Forest Products/Containers -- 0.8%
Ball Corp.:
  7.75% Sr. Unsec. Nts., 8/1/06..........................................             300,000                   312,000
  8.25% Sr. Unsec. Sub. Nts., 8/1/08.....................................             400,000                   416,000
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07.........................             250,000                   243,750
Mail-Well Corp., 8.75% Sr. Sub. Nts., 12/15/08(6)........................             325,000                   334,750
Riverwood International Corp.:
  10.625% Sr. Unsec. Nts., 8/1/07........................................             450,000                   474,750
  10.875% Sr. Sub. Nts., 4/1/08..........................................             250,000                   247,500
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06................             250,000                   266,250
                                                                                                            -----------
                                                                                                              2,295,000
                                                                                                            -----------
Gaming/Leisure -- 2.1%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(10).................             150,000                    86,250
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08.........................             400,000                   378,500
Capital Gaming International, Inc., 11.50% Promissory Nts.,
  8/1/95(9)..............................................................               5,500                       ---
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
  Series A, 11/15/00(3)(9)...............................................             200,000                    10,000
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07..........................             435,000                   430,650
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05.......................             550,000                   530,750
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08..................             800,000                   809,000
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07......................           1,000,000                 1,042,500
Mohegan Tribal Gaming Authority, 8.75% Sr. Sub. Nts., 1/1/09(6)..........             500,000                   521,250
Outboard Marine Corp., 10.75% Sr. Nts., 6/1/08...........................             240,000                   198,000
Premier Parks, Inc.:
  0%/10% Sr. Disc. Nts., 4/1/08(10)......................................             500,000                   357,500
  9.25% Sr. Nts., 4/1/06.................................................             300,000                   314,250
Rio Hotel & Casino, Inc., 9.50% Sr. Sub. Nts., 4/15/07...................             300,000                   339,000
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06...................             440,000                   458,150

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Gaming/Leisure (continued)
Station Casinos, Inc.:
  9.75% Sr. Sub. Nts., 4/15/07...........................................            $300,000                $  321,000
  10.125% Sr. Sub. Nts., 3/15/06.........................................             200,000                   216,000
                                                                                                            -----------
                                                                                                              6,012,800
                                                                                                            -----------

Healthcare -- 0.8%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08.............             600,000                   592,500
ICN Pharmaceuticals, Inc., 8.75% Sr. Nts., 11/15/08(6)...................             415,000                   422,781
Integrated Health Services, Inc.:
  9.50% Sr. Sub. Nts., 9/15/07(11)(12)...................................             300,000                   223,500
  10.25% Sr. Sub. Nts., 4/30/06..........................................              15,000                    11,456
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08................             250,000                   213,750
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(6)......................             600,000                   618,000
Tenet Healthcare Corp., 8.125% Sr. Sub. Nts., 12/1/08(6).................             250,000                   247,500
                                                                                                            -----------
                                                                                                              2,329,487
                                                                                                            -----------

Housing -- 0.5%
Engle Homes, Inc., 9.25% Sr. Unsec. Nts., Series C, 2/1/08...............             400,000                   399,500
Nortek, Inc.:
  9.125% Sr. Nts., Series B, 9/1/07......................................             420,000                   439,950
  9.25% Sr. Nts., Series B, 3/15/07......................................             600,000                   628,500
                                                                                                            -----------
                                                                                                              1,467,950
                                                                                                            -----------

Information Technology -- 1.0%
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05.....................             600,000                   576,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07...............................             600,000                   611,250
Fairchild Semiconductor Corp., 10.375% Sr. Sub. Nts., 10/1/07(6).........             500,000                   516,250
Unisys Corp., 11.75% Sr. Nts., 10/15/04..................................             500,000                   568,750
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07............................             800,000                   764,000
                                                                                                            -----------
                                                                                                              3,036,250
                                                                                                            -----------

Manufacturing -- 1.9%
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08................................             150,000                   153,000
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07.......................             700,000                   563,500
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08.......             350,000                   340,812
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08.........................             315,000                   272,475
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07.......             950,000                   844,312
Insilco Corp., Units (each unit consists of $1,000 principal amount of 12% sr. sub. nts., 8/15/07 and one warrant to purchase
  0.52 shares of common stock)(6)(8).....................................             720,000                   711,900
International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
  Series B, 6/1/05.......................................................             700,000                   743,750

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Manufacturing (continued)
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08...............          $  280,000                $  249,200
Polymer Group, Inc., 8.75% Sr. Sub. Nts., 3/1/08.........................             500,000                   502,500
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
  Series B, 6/15/07......................................................             500,000                   477,500
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08.........................             210,000                   209,212
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03.......................             525,000                   553,875
                                                                                                            -----------
                                                                                                              5,622,036
                                                                                                            -----------

Media/Entertainment: Broadcasting -- 2.2%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07.........             900,000                   954,000
CBS Radio, Inc., 11.375% Unsec. Sub. Debs., 1/15/09(4)...................             617,000                   718,034
Chancellor Media Corp.:
  8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07..........................             700,000                   726,250
  9% Sr. Unsec. Sub. Nts., 10/1/08.......................................             800,000                   858,000
  10.50% Sr. Sub. Nts., Series B, 1/15/07..................................           735,000                   817,687
Emmis Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09(6).............             600,000                   603,000
Jacor Communications Co., 8% Sr. Sub. Nts., 2/15/10......................             400,000                   425,000
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(13).................             700,000                   729,750
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04................             475,000                   520,125
                                                                                                            -----------
                                                                                                              6,351,846
                                                                                                            -----------

Media/Entertainment: Cable/Wireless Video -- 2.6%
Adelphia Communications Corp.:
  8.125% Sr. Nts., Series B, 7/15/03.....................................             250,000                   254,375
  8.375% Sr. Nts., Series B, 2/1/08......................................             100,000                   103,000
  9.25% Sr. Nts., 10/1/02................................................             435,000                   454,575
  9.875% Sr. Nts., Series B, 3/1/07......................................             565,000                   622,912
CSC Holdings, Inc.:
  9.875% Sr. Sub. Debs., 4/1/23..........................................           1,000,000                 1,120,000
  9.875% Sr. Sub. Nts., 5/15/06..........................................           1,000,000                 1,097,500
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09(6)....................           1,705,000                 1,788,119
Falcon Holding Group LP, 8.375% Sr. Unsec. Debs.,
  Series B, 4/15/10......................................................           1,000,000                 1,020,000
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
  Series B, 11/1/03(14)..................................................             250,000                   262,813
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05.............................             480,000                   477,600
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
  Series B, 2/15/08(10)..................................................             600,000                   414,000
                                                                                                            -----------
                                                                                                              7,614,894
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Media/Entertainment: Diversified Media -- 0.7%
Hollinger International Publishing, Inc., 9.25% Sr. Unsec. Sub.
  Nts., 2/1/06...........................................................          $  250,000                $  262,813
Regal Cinemas, Inc.:
  8.875% Sr. Unsec. Sub. Nts., 12/15/10..................................             500,000                   477,500
  9.50% Sr. Unsec. Sub. Nts., 6/1/08.....................................             700,000                   701,750
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts.,
  Series B, 2/1/08.......................................................             600,000                   622,500
                                                                                                            -----------
                                                                                                              2,064,563
                                                                                                            -----------

Media/Entertainment: Telecommunications -- 5.3%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(10)...............           1,165,000                   850,450
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07...............             495,000                   564,919
Covad Communications Group, Inc., 0%/13.50% Sr. Disc.
  Nts., 3/15/08(10)......................................................           1,000,000                   595,000
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08.....................             365,000                   399,675
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(10)......             750,000                   416,250
Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc.
  Nts., 2/15/08(10)......................................................             345,000                   200,100
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08...........................             100,000                   112,000
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05(3).............................             600,000                   620,250
GST Telecommunications, Inc./GST Network Funding Corp., Inc.,
  0%/10.50% Sr. Disc. Nts., 5/1/08(6)(10)................................             250,000                   153,125
ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc.
  Nts., 2/15/08(10)......................................................             480,000                   304,800
Intermedia Communications, Inc.:
  0%/12.25% Sr. Disc. Nts., 3/1/09(6)(10)................................             200,000                   129,000
  8.50% Sr. Nts., Series B, 1/15/08......................................             500,000                   501,250
  8.60% Sr. Unsec. Nts., Series B, 6/1/08................................             360,000                   361,800
  8.875% Sr. Nts., 11/1/07...............................................             265,000                   268,313
ITC Deltacom, Inc.:
  8.875% Sr. Nts., 3/1/08................................................             500,000                   518,750
  11% Sr. Nts., 6/1/07...................................................             250,000                   277,500
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc.
  Nts., 2/15/08(3)(10)...................................................             920,000                   529,000
Level 3 Communications, Inc.:
  0%/10.50% Sr. Disc. Nts., 12/1/08(6)(10)...............................             250,000                   163,125
  9.125% Sr. Unsec. Nts., 5/1/08.........................................             565,000                   579,831
Long Distance International, Inc., 12.25% Sr. Disc. Nts., 4/15/08........             400,000                   250,000
Metromedia Fiber Network, Inc., 10% Sr. Nts., 11/15/08(6)................             600,000                   651,000

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------


Media/Entertainment: Telecommunications (continued)
NEXTLINK Communications, Inc.:
  0%/9.45% Sr. Disc. Unsec. Nts., 4/15/08(10)............................          $  250,000               $   163,125
  9% Sr. Nts., 3/15/08...................................................             250,000                   248,750
  9.625% Sr. Nts., 10/1/07...............................................             500,000                   508,750
  10.75% Sr. Nts., 11/15/08(6)...........................................             600,000                   648,000
NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08..................             500,000                   532,500
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05.....................           1,300,000                 1,371,500
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08.........................             500,000                   547,500
US Xchange LLC, 15% Sr. Unsec. Nts., 7/1/08..............................             400,000                   428,000
Verio, Inc.:
  10.375% Sr. Unsec. Nts., 4/1/05........................................             645,000                   694,181
  11.25% Sr. Nts., 12/1/08(6)............................................             700,000                   784,000
  13.50% Sr. Unsec. Nts., 6/15/04........................................             165,000                   192,225
Viatel, Inc.:
  0%/12.50% Sr. Unsec. Disc. Nts., 4/15/08(10)...........................             385,000                   253,138
  11.25% Sr. Sec. Nts., 4/15/08..........................................             195,000                   204,750
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(10).....             500,000                   315,000
                                                                                                            -----------
                                                                                                             15,337,557
                                                                                                            -----------

Media/Entertainment: Wireless Communications -- 2.3%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07.......................             100,000                    90,500
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(10)...........             554,000                   213,290
Crown Castle International Corp., 0%/10.625% Sr. Unsec. Disc.
  Nts., 11/15/07(10).....................................................             800,000                   584,000
ICO Global Communications (Holdings) Ltd., Units (each unit
  consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and
  one warrant to purchase 19.85 shares of common stock)(8)...............             400,000                   258,000
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06(6)............             325,000                   313,625
Millicom International Cellular SA, 0%/13.50%
  Sr. Disc. Nts., 6/1/06(10).............................................             205,000                   158,363
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 10/31/07(10).......             425,000                   328,313
Omnipoint Corp., 11.625% Sr. Nts., Series A, 8/15/06.....................           1,200,000                 1,122,000
ORBCOMM Global LP/ORBCOMM Capital Corp.,
  14% Sr. Nts., 8/15/04..................................................             175,000                   182,875
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(10).......           1,275,000                   784,125
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(10).......             900,000                   560,250
Price Communications Cellular Holdings, Inc.,
  11.25% Sr. Nts., 8/15/08(4)............................................             212,187                   215,900

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Media/Entertainment: Wireless Communications (continued)
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07.......          $  100,000                $  111,500
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08............             700,000                   740,250
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(10).......           1,000,000                   665,000
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(6)(10)........             600,000                   388,500
                                                                                                            -----------
                                                                                                              6,716,491
                                                                                                            -----------
Metals/Minerals -- 1.2% AK Steel Corp.:
  7.875% Sr. Nts., 2/15/09(6)............................................             500,000                   503,750
  9.125% Sr. Nts., 12/15/06..............................................             400,000                   426,000
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01.....................             250,000                   264,063
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08........             800,000                   831,000
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(10)..........           1,200,000                   462,000
Metallurg, Inc., 11% Sr. Nts., 12/1/07...................................             365,000                   363,175
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01.......             700,000                   731,500
                                                                                                            -----------
                                                                                                              3,581,488
                                                                                                            -----------

Retail -- 0.9%
Boyds Collection Ltd. (The), 9% Sr. Sub. Nts., 5/15/08(6)................             293,000                   315,341
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub.
  Nts., 5/1/08...........................................................             500,000                   430,000
Finlay Enterprises, Inc., 9% Debs., 5/1/08...............................             500,000                   487,500
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08.......................             300,000                   298,500
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08..............             400,000                   408,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07.......................             775,000                   815,688
                                                                                                            -----------
                                                                                                              2,755,029
                                                                                                            -----------

Service -- 2.1%
Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts.,
  Series B, 1/1/09.......................................................             500,000                   490,000
Borg-Warner Security Corp., 9.625% Sr. Sub. Nts., 3/15/07................             700,000                   728,000
Budget Group, Inc., 9.125% Sr. Nts., 4/1/06(6)...........................             375,000                   373,125
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07(3).............             200,000                   197,000
Fisher Scientific International, Inc.:
  9% Sr. Sub. Nts., 2/1/08...............................................             185,000                   186,850
  9% Sr. Unsec. Sub. Nts., 2/1/08........................................           1,000,000                 1,017,500
Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08...........             445,000                   468,919
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09..........             250,000                   265,000
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07.....................             500,000                   530,000
Newcor, Inc., 9.875% Sr. Unsec. Sub. Nts., Series B, 3/1/08(3)...........             500,000                   480,000

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Service (continued)
Protection One Alarm Monitoring, Inc., 13.625% Sr. Sub. Disc.
  Nts., 6/30/05..........................................................          $  655,000              $    738,513
United Rentals, Inc., 9.25% Sr. Sub. Nts., 1/15/09(6)....................             500,000                   519,375
                                                                                                            -----------
                                                                                                              5,994,282
                                                                                                            -----------

Transportation -- 2.1%
Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07..................             195,000                   204,263
Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub.
  Nts., 4/15/06..........................................................             200,000                   211,000
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(6).....................             300,000                   292,500
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07..............             775,000                   790,500
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. sr. sec. nts., 7/15/05
  and one warrant to purchase five shares of common stock)(8)............             700,000                   518,000
Navigator Gas Transport plc:
  10.50% First Priority Ship Mtg. Nts., 6/30/07(6).......................           1,250,000                   743,750
  Units (each unit consists of $1,000 principal amount of 12%
  second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(6)(8).......             100,000                    48,500
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07...........             600,000                   627,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08............................             500,000                   490,000
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04...............             600,000                   501,000
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
  Sr. Disc. Nts., Series B, 12/15/03(10).................................           1,500,000                 1,492,500
                                                                                                            -----------
                                                                                                              5,919,013
                                                                                                            -----------

Utility -- 0.6%
Calpine Corp., 10.50% Sr. Nts., 5/15/06..................................             565,000                   620,088
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11.......             570,000                   654,510
ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds,
  Series B, 12/30/11.....................................................             500,000                   492,666
                                                                                                            -----------
                                                                                                              1,767,264
                                                                                                            -----------
                                                                                                            102,498,019
                                                                                                            -----------

STRUCTURED INSTRUMENTS -- 1.8%
Bankers Trust/Lehman High Yield Composite Index Linked Nts.,
  7.70%, 5/4/99..........................................................           3,000,000                 3,195,360
Shoshone Partners Loan Trust Sr. Nts., 6.653%, 4/28/02
  (representing a basket of reference loans and a total return
  swap between Chase Manhattan Bank and the Trust)(3)(14)................           2,500,000                 2,232,705
                                                                                                            -----------
                                                                                                              5,428,065
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                                        Market Value
                                                                             Date        Strike         Contracts        See Note 1
                                                                             ----        ------      ---------------     ----------
PUT OPTIONS PURCHASED -- 0.0%
J.P. Morgan & Co., Inc., The Emerging Market
  Bond Index Put Opt.(3)...............................................      7/99       $148.99                 800     $     11,703
                                                                                                                        ------------
Total Corporate Sector (Cost $109,103,468)                                                                               107,962,161
                                                                                                                        ------------

                                                                                                     Face Amount(1)
                                                                                                     --------------
INTERNATIONAL SECTOR -- 28.5%
MORTGAGE-BACKED OBLIGATIONS -- 0.1%
Nykredit AS, 8% Cv. Bonds, 10/1/26(DKK).....................................................              1,721,000          254,767
                                                                                                                        ------------



CORPORATE BONDS AND NOTES -- 4.6%
Energy -- 0.5%
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05.......................................              1,000,000        1,027,500
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08...........................................                700,000          493,500
                                                                                                                        ------------
                                                                                                                           1,521,000
                                                                                                                        ------------
Financial -- 0.2%
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(3)(9)(IDR)..........................          3,160,000,000           58,629
Eurofima, 7.50% Sr. Unsec. Unsub. Nts., 11/4/02(DEM)........................................                770,000          475,760
PT Polysindo Eka Perkasa:
  20% Nts., 3/6/00(9)(IDR)..................................................................          3,000,000,000           48,239
  24% Nts., 6/19/03(9)(IDR).................................................................          1,314,400,000           21,135
                                                                                                                        ------------
                                                                                                                             603,763
                                                                                                                        ------------

Food/Tobacco -- 0.2%
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07......................                565,000          449,175
                                                                                                                        ------------

Gaming/Leisure -- 0.3%
Intrawest Corp., 9.75% Sr. Nts., 8/15/08....................................................                800,000          839,000
                                                                                                                        ------------

Media/Entertainment: Diversified Media -- 0.2%
Imax Corp., 7.875% Sr. Nts., 12/1/05........................................................                700,000          700,875
                                                                                                                        ------------

Media/Entertainment: Telecommunications -- 2.9%
COLT Telecom Group plc:
  0%/12% Sr. Unsec. Disc. Nts., 12/15/06(10)................................................                100,000           85,500
  Units (each unit consists of $1,000 principal amount of
  0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
  7.8 ordinary shares)(8)(10)...............................................................                900,000          778,500
Diamond Cable Communications plc, 0%/11.75%
  Sr. Disc. Nts., 12/15/05(10)..............................................................              1,600,000        1,448,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08...............................................                200,000          210,500

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
Media/Entertainment: Telecommunications (continued)
NTL, Inc.:
  0%/12.375% Sr. Nts., 10/1/08(6)(10)......................................         $1,700,000              $ 1,207,000
  10% Sr. Nts., Series B, 2/15/07..........................................            550,000                  594,000
  11.50% Sr. Nts., 10/1/08(6)..............................................            500,000                  567,500
RSL Communications plc:
  9.125% Sr. Unsec. Nts., 3/1/08...........................................            500,000                  490,000
  10.50% Gtd. Sr. Nts., 11/15/08...........................................            500,000                  522,500
Telewest Communications plc:
  0%/9.25% Sr. Nts., 4/15/09(6)(10)........................................            250,000                  170,625
  0%/9.875% Sr. Nts., 4/15/09(6)(10)(GBP)..................................            575,000                  601,775
  0%/11% Sr. Disc. Debs., 10/1/07(10)......................................            500,000                  447,500
  11.25% Sr. Nts., 11/1/08(6)..............................................          1,035,000                1,229,063
                                                                                                            -----------
                                                                                                              8,352,463
                                                                                                            -----------

Media/Entertainment: Wireless Communications -- 0.3%
Orange plc, 8% Sr. Nts., 8/1/08............................................            800,000                  826,000
                                                                                                            -----------

Metals/Minerals -- 0.0%
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08.......            200,000                  204,750
                                                                                                            -----------

Transportation -- 0.0%
Pacific & Atlantic Holdings, Inc., 11.50% First Preferred Ship
  Mtg. Nts., 5/30/08.......................................................            300,000                  127,500
                                                                                                            -----------
                                                                                                             13,624,526
                                                                                                            -----------
FOREIGN GOVERNMENT OBLIGATIONS -- 22.6%
Argentina -- 2.4%
Argentina (Republic of) Bonds, Bonos de Consolidacion de
  Deudas, Series I, 2.878%, 4/1/07(14)(ARP)..................................          741,635                  549,151
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06..............          3,200,000                3,196,000
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.,
  8.75%, 7/10/02(ARP)......................................................          2,990,000                2,729,393
Banco Hipotecario Nacional (Argentina) Medium-Term Unsec. Nts.,
  Series 3, 10.625%, 8/7/06................................................            700,000                  708,750
                                                                                                            -----------
                                                                                                              7,183,294
                                                                                                            -----------
Australia -- 0.2%
Queensland Treasury Corp. Bonds., Series 07, 8%, 9/14/07(AUD)..............            575,000                  439,248
                                                                                                            -----------
Brazil -- 2.9%
Brazil (Federal Republic of) Bonds:
  11.625%, 4/15/04.........................................................            160,000                  155,200
  Series RG, 5.938%, 4/15/12(14)...........................................            820,000                  522,750

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------

FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14(11).........         $7,076,057              $ 4,935,550
Brazil (Federal Republic of) Debt Conversion Bonds,
  5.938%, 4/15/12(14)......................................................          3,495,000                2,228,062
Brazil (Federal Republic of) Interest Due & Unpaid Bonds,
  6.063%, 1/1/01(14).......................................................            632,220                  602,190
                                                                                                            -----------
                                                                                                              8,443,752
                                                                                                            -----------

Bulgaria -- 1.0%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 5.875%, 7/28/24(14).........          2,051,000                1,404,935
Bulgaria (Republic of) Front-Loaded Interest Reduction
  Bearer Bonds, Tranche A, 2.50%, 7/28/12(13)..............................            160,000                   97,400
Bulgaria (Republic of) Interest Arrears Bonds, 5.875%, 7/28/11(14).........          2,000,000                1,355,000
                                                                                                            -----------
                                                                                                              2,857,335
                                                                                                            -----------

Canada -- 0.1%
Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04(CAD)..............            200,000                  167,297
                                                                                                            -----------
Colombia -- 0.2%
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06....................            570,000                  511,575
                                                                                                            -----------

Denmark -- 0.1%
Denmark (Kingdom of) Bonds:
  7%, 12/15/04(DKK)........................................................            840,000                  139,704
  8%, 5/15/03(DKK).........................................................            595,000                   99,093
                                                                                                            -----------
                                                                                                                238,797
                                                                                                            -----------

Ecuador -- 0.1%
Ecuador (Republic of) Past Due Interest Bonds, 4.422%, 2/27/15(14).........          1,030,118                  436,513
                                                                                                            -----------

Finland -- 0.2%
Finland (Republic of) Bonds, 9.50%, 3/15/04(EUR)...........................            500,000                  673,557
                                                                                                            -----------

France -- 0.5%
France (Government of) Bonds, Obligations Assimilables du Tresor,
  5.50%, 10/25/07(EUR).....................................................          1,300,000                1,540,382
                                                                                                            -----------

Germany -- 2.2%
Deutsche Ausgleichsbank Bonds, 4%, 7/4/09(EUR).............................            455,000                  476,941
Germany (Republic of) Bonds:
  6.25%, 4/26/06(EUR)......................................................            120,460                  148,368
  6.75%, 7/15/04(EUR)......................................................          4,165,000                5,142,688
  Series 95, 6.50%, 10/14/05(EUR)..........................................            375,799                  466,360
Germany (Republic of) Nts., Series 98, 4%, 3/17/00(EUR)....................            140,605                  150,546
                                                                                                            -----------
                                                                                                              6,384,903
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Great Britain -- 1.2%
United Kingdom Treasury Bonds:
  8.50%, 12/7/05(GBP)......................................................            855,000              $ 1,716,055
  10%, 9/8/03(GBP).........................................................            910,000                1,749,439
                                                                                                            -----------
                                                                                                              3,465,494
                                                                                                            -----------

Italy -- 1.4%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
  8.75%, 7/1/06(EUR).......................................................          2,000,000                2,773,957
  10.50%, 9/1/05(EUR)......................................................            467,392                  685,399
  11.50%, 3/1/03(EUR)......................................................            495,797                  679,373
                                                                                                            -----------
                                                                                                              4,138,729
                                                                                                            -----------

Ivory Coast -- 0.1%
Ivory Coast (Government of) Past Due Interest Bonds,
  Series 20 yr., 2%, 3/29/18(13)...........................................            897,000                  289,282
                                                                                                            -----------

Jordan -- 0.1%
Hashemite (Kingdom of Jordan) Bonds,
  Series DEF, 5.50%, 12/23/23(13)..........................................            525,000                  313,687
                                                                                                            -----------

Mexico -- 3.8%
Bonos de la Tesoreria de la Federcion, Zero Coupon,
  22.39%, 6/3/99(2)(MXP)...................................................         16,000,000                1,699,664
United Mexican States Bonds:
  10.375%, 2/17/09.........................................................            590,000                  630,946
  11.375%, 9/15/16.........................................................          4,000,000                4,600,000
  11.50%, 5/15/26..........................................................          3,630,000                4,328,775
                                                                                                            -----------
                                                                                                             11,259,385
                                                                                                            -----------

New Zealand -- 1.0%
New Zealand (Government of) Bonds, 10%, 3/15/02(NZD).......................          4,640,000                2,936,100
                                                                                                            -----------

Nigeria -- 0.2%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20.............            750,000                  497,062
                                                                                                            -----------

Panama -- 0.8%
Panama (Republic of) Bonds, 8.875%, 9/30/27................................            545,000                  516,388
Panama (Republic of) Nts., 8.25%, 4/22/08..................................            785,000                  743,788
Panama (Republic of) Past Due Interest Debs., 5.41%, 7/17/16(14)...........          1,336,625                1,047,580
                                                                                                            -----------
                                                                                                              2,307,756
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Peru -- 0.7%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
  3.75%, 3/7/17(13).......................................................    $      3,490,000              $ 2,159,438
                                                                                                            -----------

Philippines -- 0.2%
Philippines (Republic of) Bonds, 8.75%, 10/7/16...........................             710,000                  690,475
                                                                                                            -----------

Poland -- 0.5%
Poland (Republic of) Par Bonds, 3%, 10/27/24(13)..........................           2,325,000                1,508,460
                                                                                                            -----------

Russia -- 0.5%
Russia (Government of) Debs.:
  5.969%, 12/15/15(14)....................................................           1,293,840                   97,038
  Series 19 yr., 5.969%, 12/15/15(14).....................................           1,623,039                  121,728
Russia (Government of) Principal Loan Debs.,
  Series 24 yr., 19.77%, 12/15/20(2)......................................           2,100,000                  149,625
Russia (Government of) Unsec. Bonds, 11%, 7/24/18.........................           2,945,000                1,104,375
                                                                                                            -----------
                                                                                                              1,472,766
                                                                                                            -----------

Spain -- 0.9%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
  10.90%, 8/30/03(EUR)....................................................           2,000,000                2,762,849
                                                                                                            -----------

Sweden -- 0.1%
Sweden (Kingdom of) Bonds, Series 1033, 10.25%, 5/5/03(SEK)...............           1,600,000                  238,642
                                                                                                            -----------

Turkey -- 0.5%
Turkey (Republic of) Treasury Bills, Series 6B, Zero Coupon,
  78.18%, 9/15/99(2)(TRL).................................................     678,000,000,000                1,326,442
                                                                                                            -----------

Venezuela -- 0.7%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27.............................             790,000                  558,965
Venezuela (Republic of) Disc. Bonds:
  Series DL, 5.938%, 12/18/07(14).........................................             214,285                  170,089
  Series W-A, 5.875%, 3/31/20(14).........................................             400,000                  291,500
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
  Series A, 6%, 3/31/07(14)...............................................             952,381                  735,715
Venezuela (Republic of) New Money Bonds,
  Series A, 6.063%, 12/18/05(14)..........................................             411,770                  338,810
                                                                                                            -----------
                                                                                                              2,095,079
                                                                                                            -----------
                                                                                                             66,338,299
                                                                                                            -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
LOAN PARTICIPATIONS -- 0.5%
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
  Tranche 1, 6%, 9/4/06(14)...............................................       $   1,065,272               $  572,584
Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 6.063%, 1/1/09(5)(14)........................................             178,095                  145,815
  Tranche B, 6.132%, 1/1/09(5)(14)........................................             588,235                  508,824
Trinidad & Tobago Loan Participation Agreement,
  Tranche B, 1.087%, 9/30/00(5)(14)(JPY)..................................          35,999,999                  274,461
                                                                                                            -----------
                                                                                                              1,501,684
                                                                                                            -----------

                                                                                     Units
                                                                                --------------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.0%
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/00(3).......                  80                        1
Central Bank of Nigeria Wts., Exp. 11/20..................................                 500                      ---
Microcell Telecommunications, Inc. Wts., Exp. 6/06(3).....................               2,800                   48,062
                                                                                                             ----------
                                                                                                                 48,063
                                                                                                             ----------

STRUCTURED INSTRUMENTS -- 0.7%
Deutsche Bank AG, Turkish Lira O/N Linked Nts.,
  76.39%, 6/16/99(14)(TRL)................................................     528,090,000,000                1,348,655
Salomon, Inc., Indonesian Rupiah Linked Nts., 29.55%, 4/12/00.............             750,000                  803,872
                                                                                                             ----------
                                                                                                              2,152,527
                                                                                                             ----------
                                                      Date          Strike           Contracts
                                                      ----          ------           ---------
PUT OPTIONS PURCHASED -- 0.0%
Brazil (Federal Republic of) Capitalization
  Bonds, Cl. C., 8%, 4/15/14 Put Opt............      7/99         65.375%               1,141                   24,337
                                                                                                             ----------
Total International Sector (Cost $85,870,508)...                                                             83,944,203
                                                                                                             ----------

                                                                                Face Amount(1)
                                                                                --------------
MORTGAGE-BACKED SECTOR -- 17.8%
Government Agency -- 14.0%
FHLMC/FNMA/Sponsored -- 13.3%
Federal Home Loan Mortgage Corp., Certificates of Participation:
  12%, 5/1/10.............................................................      $      354,717                  395,056
  12%, 10/1/11............................................................             222,944                  249,301
  12%, 8/1/13.............................................................              42,671                   48,179
  12%, 8/1/14.............................................................             315,713                  356,460
  12%, 10/1/14............................................................             163,146                  183,057
  12%, 6/1/15.............................................................             118,320                  133,312
Federal Home Loan Mortgage Corp., Collateralized Mtg.
  Obligations, Gtd. Multiclass Mtg. Participation Certificates,
  Series 1343, Cl. LA, 8%, 8/15/22........................................           1,000,000                1,046,560

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
FHLMC/FNMA/Sponsored (continued)
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
  Investment Conduit Pass-Through Certificates,
  Series 2054, Cl. TE, 6.25%, 4/15/24.....................................         $   534,000              $   525,488
Federal Home Loan Mortgage Corp., Interest-Only
  Stripped Mtg.-Backed Security:
    Series 197, Cl. IO, 9.57%, 4/1/28(15).................................           4,776,101                1,444,024
    Series 199, Cl. IO, 20.83%, 8/1/28(15)................................           5,361,714                1,567,464
Federal National Mortgage Assn.:
  6.50%, 1/1/29...........................................................          24,768,513               24,614,453
  7.50%, 6/1/10...........................................................             821,015                  847,526
  11%, 7/1/16.............................................................             499,211                  562,120
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through
  Certificates, 13%, 6/1/15...............................................             731,698                  852,465
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
  Investment Conduit Pass-Through Certificates:
    Trust 1992-162, Cl. C, 7%, 10/25/21...................................           5,400,000                5,464,098
    Trust 1995-4, Cl. PC, 8%, 5/25/25.....................................             664,690                  700,829
Federal National Mortgage Assn., Principal-Only Stripped
  Mtg.-Backed Security, Trust 277, Cl. 1, 23.50%, 4/1/27(16)..............             125,836                  103,776
                                                                                                             ----------
                                                                                                             39,094,168
                                                                                                             ----------
GNMA/Guaranteed -- 0.7%
Government National Mortgage Assn.:
  6%, 7/20/27.............................................................             425,639                  431,624
  7%, 1/15/28.............................................................             608,748                  618,197
  7%, 3/15/28.............................................................             261,983                  266,049
  11%, 10/20/19...........................................................             314,717                  354,475
  12%, 11/20/13...........................................................             126,571                  143,366
  12%, 2/20/15............................................................              63,958                   72,506
  12%, 9/20/15............................................................             132,860                  150,879
                                                                                                             ----------
                                                                                                              2,037,096
                                                                                                             ----------
Private -- 3.8%
Commercial -- 2.2%
Asset Securitization Corp., Commercial Mtg.
  Pass-Through Certificates:
    Series 1996-D3, Cl. A5, 8.332%, 10/13/26(14)..........................             500,000                  464,219
    Series 1996-MD6, Cl. A5, 7.438%, 11/13/26(14).........................             800,000                  802,000
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
  Series 1997-C1, Cl. C, 7.45%, 10/25/00(3)...............................             126,778                  126,660

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------


Commercial (continued)
Capital Lease Funding Securitization LP, Interest-Only Stripped
  Mtg.-Backed Security, Series 1997-CTL1, 11.44%, 6/22/24(3)(15)..........         $10,803,602               $  441,428
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
  Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 28.37%,
  12/25/20(3)(15).........................................................          12,416,600                  190,129
General Motors Acceptance Corp., Interest-Only Stripped
  Mtg.-Backed Security, Series 1997-C1, Cl. X, 9.08%, 7/15/27(15).........           3,435,079                  298,422
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
  Certificates, Series 1996-C1, Cl. D, 7.42%, 4/25/28.....................             800,000                  794,813
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
  Certificates, Series 1996-C1, Cl. D1, 7.432%, 2/15/28(3)(14)............           1,000,000                  992,813
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
  Certificates:
    Series DMC, Cl. B, 8.562%, 8/12/11(3).................................             400,000                  410,375
    Series DMC, Cl. C, 8.921%, 8/12/11(3).................................             400,000                  407,750
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
  Certificates, Series 1, Cl. D, 7.68%, 12/21/26(3).......................             500,000                  487,500
Structured Asset Securities Corp.:
  Commercial Mtg. Pass-Through Certificates, Series 1997-LLI, Cl. E,
    7.30%, 4/12/12........................................................             500,000                  452,813
  Multiclass Pass-Through Certificates, Series 1996-C3,
    Cl. D, 8%, 6/25/30(3).................................................             650,000                  647,156
                                                                                                             ----------
                                                                                                              6,516,078
                                                                                                             ----------

Residential -- 1.6%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
  Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(3)...................             710,000                  637,003
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
  Certificates, Series 1997-CHL1, Cl. C, 8.05%, 7/25/06(3)(14)............             800,000                  738,750
Residential Asset Securitization Trust, Collateralized Mtg.
  Obligations, Non-Accelerated Security, Series 1997-A2,
  Cl. A8, 7.75%, 4/25/27..................................................           2,000,000                2,060,000
Salomon Brothers Mortgage Securities VII, Series 1996-B,
  Cl. 1, 7.132%, 4/25/26(3)...............................................           1,297,949                  930,468
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(3)........             250,000                  247,500
                                                                                                             ----------
                                                                                                              4,613,721
                                                                                                             ----------
Total Mortgage-Backed Sector (Cost $51,740,159)...........................                                   52,261,063
                                                                                                             ----------

Oppenheimer Multi-Sector Income Trust

                                                                                                            Market Value
                                                                                Face Amount(1)               See Note 1
                                                                                --------------               ----------
MONEY MARKET SECTOR -- 1.1%
Repurchase agreement with PaineWebber, Inc., 4.86%, dated 4/30/99, to be repurchased at $3,101,256 on 5/3/99, collateralized by U.S. Treasury Nts.,
  5.875%-7.50%, 8/31/00-8/15/05, with a value of $3,166,962
  (Cost $3,100,000).......................................................          $3,100,000             $  3,100,000
                                                                                                           ------------

TOTAL INVESTMENTS, AT VALUE (COST $287,462,829)...........................                96.8%             284,351,172
OTHER ASSETS NET OF LIABILITIES...........................................                 3.2                9,252,129
                                                                                         -----             ------------
NET ASSETS................................................................               100.0%            $293,603,301
                                                                                         =====             ============

 1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    ARP     -- Argentine Peso               IDR     -- Indonesian Rupiah
    AUD     -- Australian Dollar            JPY     -- Japanese Yen
    CAD     -- Canadian Dollar              MXP     -- Mexican Peso
    DEM     -- German Mark                  NZD     -- New Zealand Dollar
    DKK     -- Danish Krone                 SEK     -- Swedish Krona
    EUR     -- Euro                         TRL     -- Turkish Lira
    GBP     -- British Pound Sterling

 2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

 3. Identifies issues considered to be illiquid or restricted -- See Note 8 of Notes to Financial Statements.

 4. Interest or dividend is paid-in-kind.

 5. When-issued security to be delivered and settled after April 30, 1999.

 6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,138,559 or 6.18% of the Trust's net assets as of April 30, 1999.

 7. Non-income producing security.

 8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

 9. Non-income producing -- issuer is in default.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. A sufficient amount of securities have been designated to cover outstanding written options, as follows:

                                                  Contracts/Face      Expiration     Exercise            Premium     Market Value
                                                  Subject to Put         Date          Price            Received      See Note 1
                                                   -------------       ---------    ----------          --------      ----------
Brazil (Federal Republic of) Capitalization
  Bonds, 8%, 4/15/14 Put Option                     $1,823,000           7/15/99       66.625%         $  55,072       $ 54,684
Brazil (Federal Republic of) Capitalization
  Bonds, 8%, 4/15/14 Put Option                        950,000           7/20/99       63.375%            21,400         20,430
Mexican Peso Put Opt.                                8,560,000          10/11/99        10.70 MXP         25,600          7,188
Mexican Peso Put Opt.                                8,546,250          10/13/99        10.75 MXP         22,021          7,838
                                                                                                        --------      ---------
                                                                                                        $124,093      $  90,140
                                                                                                        ========      =========

12. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

13. Represents the current interest rate for an increasing rate security.

Oppenheimer Multi-Sector Income Trust


14. Represents the current interest rate for a variable rate security.

15. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

16. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 1999 (Unaudited)
Oppenheimer Multi-Sector Income Trust

                                                                                                     Market Value
                                                                                                      See Note 1
                                                                                                     ------------
ASSETS
Investments, at value (cost $287,462,829) -- see accompanying statement.........................     $284,351,172
Cash............................................................................................        1,373,673
Receivables and other assets:
  Investments sold..............................................................................        6,708,611
  Interest, dividends and principal paydowns....................................................        6,070,312
  Other.........................................................................................           34,972
                                                                                                     ------------
    Total assets................................................................................      298,538,740
                                                                                                     ------------


LIABILITIES
Unrealized depreciation on foreign currency exchange contracts -- Note 5........................            5,619
Options written, at value (premiums received $124,093) --
  see accompanying statement -- Note 6..........................................................           90,140
Payables and other liabilities:
  Investments purchased (including $300,000 purchased on a when-issued basis) --
    Note 1......................................................................................        4,193,276
  Trustees' compensation -- Note 1..............................................................          175,170
  Management and administrative fees............................................................          168,480
  Shareholder reports...........................................................................          118,833
  Custodian fees................................................................................           23,567
  Other.........................................................................................          160,354
                                                                                                     ------------
    Total liabilities...........................................................................        4,935,439
                                                                                                     ------------
NET ASSETS......................................................................................     $293,603,301
                                                                                                     ============

COMPOSITION OF NET ASSETS
Par value of shares of capital stock............................................................     $    291,161
Additional paid-in capital......................................................................      312,140,847
Undistributed net investment income.............................................................        1,237,925
Accumulated net realized loss on investments and foreign currency transactions..................      (16,949,108)
Net unrealized depreciation on investments and translation of assets and liabilities
  denominated in foreign currencies.............................................................       (3,117,524)
                                                                                                     ------------
NET ASSETS -- applicable to 29,116,068 shares of beneficial interest outstanding................     $293,603,301
                                                                                                     ============

NET ASSET VALUE PER SHARE.......................................................................           $10.08
                                                                                                            =====

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1999 (Unaudited) Oppenheimer Multi-Sector Income Trust

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $3,718)...........................................      $13,405,623
Dividends.......................................................................................          537,698
                                                                                                      -----------
    Total income................................................................................       13,943,321
                                                                                                      -----------

EXPENSES
Management fees -- Note 4.......................................................................          946,462
Administrative fees -- Note 4...................................................................          291,112
Shareholder reports.............................................................................          126,985
Custodian fees and expenses.....................................................................           40,800
Trustees' compensation -- Note 1................................................................           33,765
Transfer and shareholder servicing agent fees -- Note 4.........................................           22,364
Legal, auditing and other professional fees.....................................................           20,265
Registration and filing fees....................................................................           15,430
Accounting service fees -- Note 4...............................................................           12,000
Insurance expenses..............................................................................            3,141
Other...........................................................................................           12,380
                                                                                                      -----------
    Total expenses..............................................................................        1,524,704
Less expenses paid indirectly --Note 4..........................................................           (5,233)
                                                                                                      -----------
    Net expenses................................................................................        1,519,471
                                                                                                      -----------

NET INVESTMENT INCOME...........................................................................       12,423,850
                                                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments...................................................................................       (5,132,737)
  Closing of futures contracts..................................................................         (252,182)
  Closing and expiration of option contracts written -- Note 6..................................           (2,590)
  Foreign currency transactions.................................................................       (1,161,270)
                                                                                                      -----------
    Net realized loss...........................................................................       (6,548,779)
                                                                                                      -----------
Net change in unrealized appreciation or depreciation on:
  Investments...................................................................................       13,553,340
  Translation of assets and liabilities denominated in foreign currencies.......................         (376,780)
                                                                                                      -----------
    Net change..................................................................................       13,176,560
                                                                                                      -----------
Net realized and unrealized gain................................................................        6,627,781
                                                                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................      $19,051,631
                                                                                                      ===========

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Oppenheimer Multi-Sector Income Trust


                                                                                Six Months Ended
                                                                                 April 30, 1999             Year Ended
                                                                                   (Unaudited)           October 31, 1998
                                                                                ----------------         ----------------
OPERATIONS
Net investment income.......................................................      $ 12,423,850              $ 23,029,394
Net realized loss...........................................................        (6,548,779)               (1,954,051)
Net change in unrealized appreciation or depreciation.......................        13,176,560               (20,031,594)
                                                                                  ------------              ------------
  Net increase in net assets resulting from operations......................        19,051,631                 1,043,749
                                                                                  ------------              ------------

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income........................................       (11,355,267)              (22,561,595)
Tax return of capital ......................................................                --                (1,547,363)
                                                                                  ------------              ------------

NET ASSETS
Total increase (decrease)...................................................         7,696,364               (23,065,209)
Beginning of period.........................................................       285,906,937               308,972,146
                                                                                  ------------              ------------
End of period (including undistributed net investment income
  of $1,237,925 and $169,342, respectively).................................      $293,603,301              $285,906,937
                                                                                  ============              ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Oppenheimer Multi-Sector Income Trust

                                                   Six Months
                                                     Ended
                                                   April 30,                            Year Ended October 31,
                                                     1999            ------------------------------------------------------------
                                                  (Unaudited)        1998           1997          1996          1995         1994
                                                  -----------        ----           ----          ----          ----         ----

PER SHARE OPERATING DATA
Net asset value, beginning of period..........        $ 9.82        $10.61         $10.52        $10.14        $10.17      $10.96
                                                      ------        ------         ------        ------        ------      ------
Income (loss) from investment operations:
  Net investment income ......................           .42           .79            .89           .91           .94        1.00
  Net realized and unrealized gain (loss).....           .23          (.75)           .08           .37          (.04)       (.82)
                                                      ------        ------         ------        ------        ------      ------
    Total income from investment operations...           .65           .04            .97          1.28           .90         .18
                                                      ------        ------         ------        ------        ------      ------
Dividends to shareholders:
  Dividends from net investment income........          (.39)         (.78)          (.88)         (.90)         (.91)       (.84)
  Tax return of capital.......................            --          (.05)            --            --          (.02)       (.13)
                                                      ------        ------         ------        ------        ------      ------
    Total dividends to shareholders...........          (.39)         (.83)          (.88)         (.90)         (.93)       (.97)
                                                      ------        ------         ------        ------        ------      ------
Net asset value, end of period................        $10.08        $ 9.82         $10.61        $10.52        $10.14      $10.17
                                                      ======        ======         ======        ======        ======      ======
Market value, end of period...................        $ 8.81        $ 9.38         $10.13        $ 9.88        $10.00      $ 9.50
                                                      ======        ======         ======        ======        ======      ======

TOTAL RETURN, AT MARKET VALUE(1)..............         (2.25)%        0.17%         11.40%         7.85%        15.62%      (7.46)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)......      $293,603      $285,907       $308,972      $306,181      $295,128    $295,658
Average net assets (in thousands).............      $289,703      $304,773       $308,712      $298,496      $288,884    $306,686
Ratios to average net assets:
  Net investment income.......................          8.65%(2)      7.56%          8.42%         8.87%         9.51%       9.17%
  Expenses(3).................................          1.06%(2)      1.01%          0.99%         1.04%         1.05%       1.02%
Portfolio turnover rate(4)....................            99%          402%           259%          225%          240%        188%

(1) Assumes a $1,000 hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.

(2) Annualized.

(3) The expense ratio reflects the effect of expenses paid indirectly by the Trust.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar rolls) for the period ended April 30, 1999 were $257,788,716 and $341,432,360, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)
Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies

Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to seek high current income consistent with preservation of capital. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation -- Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week in which the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

Structured Notes -- The Trust invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended April 30, 1999, the market value of these securities comprised an average of 3% of the Trust's net assets, and resulted in realized and unrealized losses of $794,497.

Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by the Trust on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Trust's net asset value to the extent the Trust makes such purchases while remaining substantially fully invested. As of April 30, 1999, the Trust had entered into outstanding when-issued or forward commitments of $300,000.

Oppenheimer Multi-Sector Income Trust

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Trust may enter into mortgage dollar-rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Trust records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk -- The Trust invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of April 30, 1999, securities with an aggregate market value of $201,453, representing 0.07% of the Trust's net assets, were in default.

Foreign Currency Translation -- The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements -- The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes -- The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1998, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $9,493,000, which expires between 2003 to 2006.

Trustees' Compensation -- The Trust has adopted a nonfunded retirement plan for the Trust's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 1999, a provision of $14,783 was made for the Trust's projected benefit obligations and payments of $8,387 were made to retired trustees, resulting in an accumulated liability of $174,995 as of April 30, 1999.

The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables a Trustee to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.

Oppenheimer Multi-Sector Income Trust


1. SIGNIFICANT ACCOUNTING POLICIES
   (CONTINUED)

Trustees' Compensation (continued)

The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Trust's assets, liabilities or net income per share.


Distributions to Shareholders -- The Trust intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the six months ended April 30, 1999, or for the year ended October 31, 1998.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of April 30, 1999, net unrealized depreciation on investments of $3,077,704 was composed of gross appreciation of $10,344,302, and gross depreciation of $13,422,006.

4. MANAGEMENT AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% on the Trust's average annual net assets.

Oppenheimer Multi-Sector Income Trust


Mitchell Hutchins Asset Management Inc. serves as the Trust's Administrator. The Trust pays the Administrator an annual fee of 0.20% of the Trust's average annual net assets.

The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at negotiated rate. The Trust may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Trust include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Trust may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of April 30, 1999, the Trust had outstanding foreign currency contracts as follows:

                                                                 Valuation
                                                    Contract       As of
                                      Expiration     Amount      April 30,       Unrealized
CONTRACT DESCRIPTION                     Date        (000s)         1999        Depreciation
--------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
British Pound Sterling (GBP) ........   7/15/99       350 GBP    $563,169          $5,619
                                                                                   ======

Oppenheimer Multi-Sector Income Trust



6. FUTURES CONTRACTS

The Trust may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Trust may also buy or write put or call options on these futures contracts.

The Trust generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Trust may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Trust recognizes a realized gain or loss when the contract is closed or expires.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

7. OPTION ACTIVITY

The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Oppenheimer Multi-Sector Income Trust


Written option activity for the six months ended April 30, 1999, was as follows:

                                                                     PUT OPTIONS
                                                      -----------------------------------------
                                                      NUMBER OF OPTIONS      AMOUNT OF PREMIUMS
                                                      -----------------      ------------------
Options outstanding as of October 31, 1998 ...........           --               $     --
Options written ......................................   17,110,613                159,821
Options closed or expired ............................       (1,590)               (35,728)
                                                         ----------               --------
Options outstanding as of April 30, 1999 .............   17,109,023               $124,093
                                                         ==========               ========

8. ILLIQUID AND RESTRICTED SECURITIES

As of April 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 1999 was $15,939,293, which represents 5.43% of the Trust's net assets, of which $1,008,125 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                Valuation Per
                                                                                  Acquisition       Cost          Unit as of
SECURITY                                                                             Date         Per Unit      April 30, 1999
-------------------------------------------------------------------------------------------------------------------------------
BONDS
-----
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00........      11/18/93        87.50%           5.00%

STOCKS AND WARRANTS
-------------------
Becker Gaming, Inc. Wts., Exp. 11/00.........................................      11/18/93       $ 2.00          $  .01
CGA Group Ltd., Preferred Stock, Series A....................................       6/17/97        25.00           25.00
CGA Group Ltd. Wts. Exp. 12/49...............................................       6/17/97           --             .30

OPPENHEIMER MULTI-SECTOR INCOME TRUST
GENERAL INFORMATION CONCERNING THE TRUST

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust's secondary investment objective is capital appreciation. In seeking its objectives, the Trust may invest any percentage of its assets in at least three of the following seven fixed-income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Trust can invest in a number of different kinds of "derivative investments" and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging, although the Trust is not required to invest in any of these types of securities at all times. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

The Portfolio Managers of the Trust are Arthur Steinmetz and Caleb Wong. Mr. Steinmetz is a Vice President of the Trust and a Senior Vice President of the Advisor and Mr. Wong is an Assistant Vice President of the Advisor. Messrs. Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Trust's portfolio since February 1, 1999. Prior to February 1999, Mr. Steinmetz served as a portfolio manager and officer of other Oppenheimer funds. Mr. Wong worked on fixed-income quantitative research and risk management for the Advisor since July 1996, prior to which he was enrolled in the Ph.D. program for Economics at the University of Chicago. Other members of the Advisor's fixed-income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Trust's Portfolio Managers with support in managing the Trust's portfolio.

Year 2000 Risks -- Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and the issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those brokers, information services, the Trust's custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust. The extent of that risk cannot be ascertained at this time.

Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a

OPPENHEIMER MULTI-SECTOR INCOME TRUST
GENERAL INFORMATION CONCERNING THE TRUST (Continued)


shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent,

OPPENHEIMER MULTI-SECTOR INCOME TRUST
GENERAL INFORMATION CONCERNING THE TRUST (Continued)


Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374. Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information -- The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."

                (This page has been intentionally left blank.)

                (This page has been intentionally left blank.)

                (This page has been intentionally left blank.)

OPPENHEIMER MULTI-SECTOR INCOME TRUST

        Officers and Trustees
        Leon Levy, Chairman of the Board of Trustees
        Donald W. Spiro, Vice Chairman of the Board of Trustees
        Bridget A. Macaskill, Trustee and President
        Robert G. Galli, Trustee
        Benjamin Lipstein, Trustee
        Elizabeth B. Moynihan, Trustee
        Kenneth A. Randall, Trustee
        Edward V. Regan, Trustee
        Russell S. Reynolds, Jr., Trustee
        Pauline Trigere, Trustee
        Clayton K. Yeutter, Trustee
        Arthur Steinmetz, Vice President
        Brian W. Wixted, Treasurer
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Andrew J. Donohue, Secretary
        Robert G. Zack, Assistant Secretary

        Investment Advisor
        OppenheimerFunds, Inc.

        Administrator
        Mitchell Hutchins Asset Management Inc.

        Transfer Agent and Registrar
        Shareholder Financial Services, Inc.

        Custodian of Portfolio Securities
        The Bank of New York

        Independent Auditors
        KPMG LLP

        Legal Counsel
        Gordon Altman Butowsky Weitzen Shalov & Wein

        The financial statements included herein have been taken from the records of the Trust without examination of the independent auditors.

        This is a copy of a report to shareholders of Oppenheimer Multi-Sector Income Trust. It does not offer for sale or solicit orders to buy any securities.

        Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



        RS0680.001.0499 [RECYCLE LOGO] Printed on recycled paper